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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                   ----------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   ----------

                        Date of Report (Date of earliest
                         event reported):  April 8, 1996



                               ANGEION CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


      Minnesota                      0-17019              41-1579150
      ---------                      -------              ----------
(State of incorporation)           (Commission         (I.R.S. Employer
                                   File Number)         Identification No.)



3650 Annapolis Lane, Suite 170, Plymouth, MN                          55447-5434
- --------------------------------------------                          ----------
(Address of principal executive offices)                              (zip code)


Registrant's telephone number, including area code:  612/550-9388
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ITEM 5.   OTHER EVENTS


     On April 8, 1996 the Board of Directors of Angeion Corporation Systems, Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of common stock, $.01 par value (the "Common Stock") of the Company to holders of record at the close of business on April 30, 1996 (the "Record Date"), and one Right for each Common Share into which Series A Preferred Shares of the Company (as defined) are convertible; PROVIDED THAT immediately upon conversion of such Series A Preferred Shares into Common Shares, the Rights previously attached to the Series A Preferred shall automatically and without any further action become attached to the Common Shares, so that following conversion the holders of Series A Preferred Shares
hold the same number of Rights as were held before conversion.   Except as set
forth below, each Right, when exercisable, entitles the registered holder to purchase from the Company one one-thousandth share of a new series of preferred stock, designated as Series B Junior Preferred Stock, par value $0.01 per share (the "Preferred Stock"), at a price of $70.00 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated as of April 8, 1996 between the Company and Norwest Bank Minnesota, N.A., as Rights Agent.

     Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of the tenth business day after:
(i) a public announcement that a Person or group of affiliated or associated Persons (an "Acquiring Person") has acquired, or obtained the right to acquire beneficial ownership of securities having 15% or more of the voting power of all outstanding voting securities of the Company, or (ii) the commencement of (or a public announcement of an intention to make) a tender offer or exchange offer which would result in any Person or group and related Persons becoming an Acquiring Person, or (iii) a majority of the members of the Board of Continuing Directors determines that any Person or group is an Adverse Person. A Board of continuing directors may make an Adverse Person determination if it finds that a substantial shareholder (the holder of at least 10% of the Company's outstanding shares) (i) acquired such shares either to cause the Company to repurchase the shares or to enter into a transaction intended to provide such person with short-term financial gain under circumstances that are not in the best long-term interests of the Company's shareholders, or (ii) is causing or is reasonably likely to cause a material adverse impact on the business or prospects of the Company.

     Until the Distribution Date the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with this Summary of Rights. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with certificates representing Common Stock and/or shares of the Company's Series A Preferred Shares, as the case may be. From as soon as practicable after the Record Date and until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock outstanding as of the Record Date (with or without this Summary of Rights attached) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders


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of record  of the Common Stock as of the close of business on the Distribution
Date, and the separate Rights Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest of (i) April 7, 2006, (ii) consummation of a merger transaction with a Person or group who acquired Common Stock pursuant to a Permitted Offer (as defined below), and is offering in the merger the same price per share and form of consideration paid in the Permitted Offer, or (iii) redemption of the Rights by the Company as described below.

     The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock, certain convertible securities or securities having the same or more favorable rights, privileges and preferences as the Preferred Stock at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends out of earnings or retained earnings) or of subscription rights or warrants (other than those referred to above).

     In the event that, after the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, the Company is involved in a merger or other business combination transaction (whether or not the Company is the surviving corporation ) or 50% or more of the Company's assets or earning power are sold (in one transaction or a series of transactions), proper provision shall be made so that each holder of a Right (other than an Acquiring Person) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of either the Company, in the event that it is the surviving corporation of a merger or consolidation, or the acquiring company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) which at the time of such transaction would have a market value of two times the exercise price of the Right *such right being called the "Merger Right"). In the event that a Person becomes the beneficial owner of securities having 15% or more of the voting power of all then outstanding voting securities of the Company (unless pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock at a price and on terms determined prior to the date of the first acceptance of payment for any of such shares by at least a majority of the members of the Board of Directors who are not officers of the Company and are not Acquiring Persons or Affiliates or Associates thereof to be both adequate and otherwise in the best interests of the Company and its stockholders (a "Permitted Offer")), then proper provision shall be made so that each holder of a Right will for a 60-day period (subject to extension under certain circumstances) thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the exercise price of the Right, to the extent available, and then (after all authorized and unreserved shares of Common Stock have been issued) a common stock equivalent (such as Preferred Stock or another equity security with at least the same economic value as the Common Stock) having market value of two times the exercise price of the Right, with Common Stock to the extent available being issued first (such right being called the "Subscription Right"). The holder of a Right will continue to have the Merger Right whether or not such holder exercises the Subscription Right. Notwithstanding the foregoing, upon the occurrence of any of the events giving rise to the exercisability of the Merger


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Right or the Subscription Right, any Rights that are or were at any time after the Distribution D ate owned by an Acquiring Person shall immediately become null and void.

     With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractions of shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

     At any time prior to the earlier to occur of (i) a Person becoming an Acquiring Person or (ii) the expiration of the Rights, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), which redemption shall be effective upon the action of the Board of Directors. Additionally, the Company may thereafter redeem the then outstanding Rights in whole, but not in part, at the Redemption Price (i) if such redemption is incidental to a merger or other business combination transaction or series of transactions involving the Company but not involving an Acquiring Person or certain related Persons or (ii) following an event giving rise to, and the expiration of the exercise period for, the Subscription Right if and for as long as an Acquiring Person beneficially owns securities representing less than 15% of the voting power of the Company's voting securities. The redemption of Rights described in the preceding sentence shall be effective only as of such time when the Subscription Right is not exercisable, and in any event, only after ten Business Days' prior notice. Upon the effective date of the redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Subject to applicable law, the Board of Directors, at its option, may at any time after a Person becomes an Acquiring Person (but not after the acquisition by such Person of 50% or more of the outstanding Common Stock), exchange all or part of the then outstanding and exercisable rights (except for Rights which have become void) for shares of Common Stock equivalent to one share of Common Stock per Right or, alternatively, for substitute consideration consisting of cash, securities of the Company or other assets (or any combination thereof).

     The Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of preferred stock the Company may issue (unless otherwise provided in the terms of such stock). Each share of Preferred Stock will have a preferential quarterly dividend in an amount equal to 1,000 times the dividend declared on each share of Common Stock, but in no event less than $100. In the event of liquidation, the holders of Preferred Stock will receive a preferred liquidation payment equal to the greater of 1,000 times $1.00 or 1,000 times the payment made per each share of Common Stock.
Each share of Preferred Stock will have 1,000 votes, voting together with the shares of Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are ex changed, each share of Preferred Stock will be entitled to receive 1,000 times the amount and type of consideration received per share of Common Stock. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions. Fractional shares of Preferred Stock will be issuable; however, the Company may elect to distribute depositary receipts in lieu of such fractional shares. In lieu of fractional shares other than fractions that are multiples of one one-thousandth of a share, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.


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     Any of the provisions of the Rights Agreement, including the definition of
Acquiring Person or the Purchase Price, may be amended by at least a majority of the Continuing Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by at least a majority of the Continuing Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or Adverse Person), or to shorten or lengthen certain time periods under the Rights Agreement. However, no amendment to adjust the time period governing redemption can be made at such time as the Rights are not redeemable.

     Issuance of the Rights and the distribution of Rights Certificates should not be a taxable event for the Company or its stockholders under the federal income tax laws. In the event that the Rights become rights to purchase (i) additional common stock of the Company or (ii) an acquiror's common stock, it is uncertain whether holders of Rights would have a taxable event even if the Rights were not exercised. It is also uncertain whether the lapse of the right of redemption would be a taxable event to the holders of the Rights. If the Rights become rights to receive upon exercise or redemption thereof, cash, debt securities, or stock of the Company other than stock considered to be "common stock" for purposes of section 305 of the Internal Revenue Code of 1986, holders of the Rights probably would have a taxable event even if the rights were not exercised or exchanged.

     Prior to any Distribution Date, the Rights will probably not have an impact on tax-free reorganizations involving the Company and will probably not be treated as taxable "boot." If the Company has a net operating loss carryover, transactions relating to the Rights may limit use of that loss once the Rights are no longer redeemable at the Redemption Price without stockholder approval.












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Item 7.   EXHIBITS.

          (i) Form of Rights Agreement dated as of April 8, 1996 between Angeion Corporation and Norwest Bank Minnesota, N.A., which includes as Exhibit B the form of Rights Certificate. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until the earlier of ten business days after (i) a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of securities representing 15% or more of the outstanding common stock, or (ii) a person or a group of affiliated or associated persons has commenced or announced an intent to commence a tender offer or exchange offer which, upon consummation thereof, would cause such person or group to own beneficially securities representing 15% or more of the outstanding common stock, or (iii) a majority of the members of the Board of Continuing Directors determines that a person or group is an Adverse Person (as defined).

          (ii) Press Release announcing Angeion Corporation's Adoption of a
               Shareholders' Rights Plan.. . . . . . . . . . . . . . . . . . . .









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ANGEION CORPORATION



                                                  /s/ Whitney A. McFarlin
                                                  ------------------------------
                                                  Whitney A. McFarlin
                                                  Chairman of the Board,
                                                  President and Chief Executive
                                                  Officer

Dated:  April 8, 1996










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                                INDEX TO EXHIBITS



EXHIBIT                                                                     PAGE
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4.1            Form of Rights Agreement dated as of April 8,
               1996 between Angeion Corporation and Norwest
               Bank Minnesota, N.A., which includes as
               Exhibit B the form of Rights Certificate.
               Pursuant to the Rights Agreement, Rights
               Certificates will not be mailed until the
               earlier of ten business days after (i) a
               public announcement that a person or a group
               of affiliated or associated persons has
               acquired beneficial ownership of securities
               representing 15% or more of the outstanding
               common stock, or (ii) a person or a group of
               affiliated or associated persons has
               commenced or announced an intent to commence
               a tender offer or exchange offer which, upon
               consummation thereof, would cause such person
               or group to own beneficially securities
               representing 15% or more of the outstanding
               common stock, or (iii) a majority of the
               members of the Board of Continuing Directors
               determines that a person or group is an
               Adverse Person (as defined).. . . . . . . .

99.1           Press Release announcing Angeion
               Corporation's Adoption of a Shareholders'
               Rights Plan.. . . . . . . . . . . . . . . . .